Accounting Policies (Tables)	12 Months Ended
Apr. 30, 2011
Accounting Policies [Abstract]
Basic and Diluted Earnings Per Share

	2009	2010	2011
Basic and diluted net income	$435	$449	$572
Income allocated to participating securities (restricted shares)	(1)	(1)	(1)

Net income available to common stockholders	$434	$448	$571

Share data (in thousands):
Basic average common shares outstanding	150,452	147,834	145,603
Dilutive effect of stock options, SSARs, RSUs, and DSUs	927	741	910

Diluted average common shares outstanding	151,379	148,575	146,513

Basic earnings per share	$2.88	$3.03	$3.92
Diluted earnings per share	$2.87	$3.02	$3.90
SSARs for approximately 1,899,000 common shares, 824,000 common shares, and 350,000 common shares were excluded from the calculation of diluted earnings per share for 2009, 2010, and 2011, respectively, because they were not dilutive for those periods under the treasury stock method.